Two-Segment Organizational Realignment October 30, 2018 TRANSFORMING WATER. ENRICHING LIFE.TM Page 1 ©2018©2017 Evoqua Evoqua Water Water TechnologiesTechnologies

Forward-Looking Statement Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to execute projects in a timely manner; our ability to accurately predict the timing of contract awards; material and other cost inflation and our ability to mitigate the impact of inflation by increasing selling prices and improving our productivity efficiencies; our ability to achieve the expected benefits of our restructuring actions and restructuring our business into two segments; our ability to compete successfully in our markets; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims of failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as filed with the SEC December 4, 2017, in the "Management's Discussion and Analysis of Financial Condition and Results of Operation" section in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, and in other periodic reports we file with the SEC. All statements other than statements of historical fact included in this presentation are forward-looking statements including, but not limited to, statements regarding our two-segment restructuring actions, expected cost savings for fiscal 2019 and beyond and expected restructuring charges for fiscal 2019 and 2020. Additionally, any forward looking statements made in this presentation speak only as of the date of this presentation. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Page 2 ©2018 Evoqua Water Technologies

Two-Segment Structure Better aligns Evoqua to Customers and Markets

Industrial Segment

Municipal Segment
- Municipal Services
- Municipal products (Memcor / Wastewater)

Product Segment

New Organization Structure

(effective October 1, 2018)

Integrated Solutions & Services

- Industrial Segment
- Municipal Services

✓ Technology agnostic

✓ Service tail

Overview of planned restructuring

- Expected restructuring charges: \$17- \$22 million (over FY 2019 and 2020)
- Cost savings expected to begin in Q3 2019 with \$15 - \$20 million expected annualized cost savings to be achieved once fully implemented

Applied Product Technologies

- Products Segment
- Municipal wastewater technologies and advanced filtration (Memcor)

✓ Channel agnostic

✓ Globally deployed technologies

EVOQUA WATER TECHNOLOGIES

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©2018 Evoqua Water Technologies